UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Your Vote Counts! MICROSOFT CORPORATION 2021 Annual Meeting Vote by November 29, 2021 11:59 PM ET C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 D60296-P62042-Z81037 You invested in MICROSOFT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 30, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 16, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* November 30, 2021 8:30 a.m. PT Virtually at: www.virtualshareholdermeeting.com/MSFT2021 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors: (The Board recommends a vote FOR each nominee) Nominees: 01. Reid G. Hoffman For 02. Hugh F. Johnston For 03. Teri L. List For 04. Satya Nadella For 05. Sandra E. Peterson For 06. Penny S. Pritzker For 07. Carlos A. Rodriguez For 08. Charles W. Scharf For 09. John W. Stanton For 10. John W. Thompson For 11. Emma N. Walmsley For 12. Padmasree Warrior For 2. Advisory vote to approve named executive officer compensation (The Board recommends a vote FOR this proposal) For 3. Approve Employee Stock Purchase Plan (The Board recommends a vote FOR this proposal) For 4. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2022 (The Board recommends a vote FOR this proposal) For 5. Shareholder Proposal—Report on median pay gaps across race and gender Against (The Board recommends a vote AGAINST this proposal) 6. Shareholder Proposal—Report on effectiveness of workplace sexual harassment policies Against (The Board recommends a vote AGAINST this proposal) 7. Shareholder Proposal—Prohibition on sales of facial recognition technology to all government entities Against (The Board recommends a vote AGAINST this proposal) 8. Shareholder Proposal—Report on implementation of the Fair Chance Business Pledge Against (The Board recommends a vote AGAINST this proposal) 9. Shareholder Proposal—Report on how lobbying activities align with company policies Against (The Board recommends a vote AGAINST this proposal) Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D60297-P62042-Z81037

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 MICROSOFT CORPORATION THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 11/30/21 at 08:30 A.M. PST VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. Make your vote count. Vote must be received by 11/29/2021 to be counted. _..._I 1472 ____ 0797 1133 0441 ___. 1 D Visit Call Return this form Attend • and www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the postage-paid meeting. l3!!iWjl3 envelope. ffi~~ rill Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: The Notice & Proxy Statement, Annual Report THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. MICROSOFT CORPORATION The Board recommends you vote FOR the following director nominee(s):1A through 1L 1A. Election of Director: Reid G. Hoffman 1B. Election of Director: Hugh F. Johnston 1C. Election of Director: Teri L. List 10. Election of Director: Satya Nadell a 1E. Election of Director: Sandra E. Peterson 1F. Election of Director: Penny S. Pritzker 1G. Election of Director: Carlos A. Rodriguez 1H. Election of Director: Charles W. Scharf 11. Election of Director: John W. Stanton 1J. Election of Director: John W. Thompson 1K. Election of Director: Emma N. Walmsley 1L. Election of Director: Padmasree Warrior Please check this box if you plan to attend the Meeting and 0 vote your shares in person. I For Against Abstain The Board recommends you vote FOR the following For Against Abstain proposal (s): 2, 3 and 4 0 0 0 2. Advisory vote to approve named executive 0 0 0 officer compensation. 0 0 0 3. Approve Employee Stock Purchase Plan. 0 0 0 0 0 0 4. Ratification of the Selection of Deloitte & 0 0 0 Touche LLP as our Independent Auditor for 0 0 0 Fiscal Year 2022. 0 0 0 The Board recommends you vote AGAINST the For Against Abstain following proposal(s):5 through 9 0 0 0 5. Shareholder Proposal—Report on median pay 0 0 0 gaps across race and gender. 0 0 0 6. Shareholder Proposal—Report on effectiveness 0 0 0 of workplace sexual harassment policies. 0 0 0 7. Shareholder Proposal—Prohibition on sales of 0 0 0 facial recognition technology to all government 0 0 0 entities. 0 0 0 8. Shareholder Proposal—Report on implementation 0 0 0 of the Fair Chance Business Pledge. 0 0 0 9. Shareholder Proposal—Report on how lobbying 0 0 0 activities align with company policies. 0 0 0 “NOTE” Such other business as may properly come before the meeting or any adjournment thereof. 1472 0797 1133 0441 11/30/21 123,456,789,012.00000 594918104 lElElElElEACCOUNT P62047-01S GS2 Signature [PLEASE SIGN WITHIN BOX] Date

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 IHPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUHENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC. TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. MICROSOFT CORPORATION THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 11/30/21 at 08:30 A.M. PST Make your vote count. Vote must be received by 11/29/2021 to be counted. -+-I 1472 0797 1133 0441 I m D 181 Visit Call Return this form Attend • and www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the postage-paid meeting. envelope. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: The Notice & Proxy Statement, Annual Report THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. MICROSOFT CORPORATION The Board recommends you vote FOR the following director nominee(s):1A through 1L 1A. Election of Director: Reid G. Hoffman 1B. Election of Director: Hugh F. Johnston 1C. Election of Director: Teri L. List 10. Election of Director: Satya Nadella 1E. Election of Director: Sandra E. Peterson 1F. Election of Director: Penny S. Pritzker 1G. Election of Director: Carlos A. Rodriguez 1H. Election of Director: Charles W. Scharf 11. Election of Director: John W. Stanton 1J. Election of Director: John W. Thompson 1K. Election of Director: Emma N. Walmsley 1L. Election of Director: Padmasree Warrior Please check this box if you plan to attend the Meeting and 0 vote your shares in person. For Against Abstain The Board recommends you vote FOR the following For Against Abstain proposal (s): 2, 3 and 4 0 0 0 2. Advisory vote to approve named executive 0 0 0 officer compensation. 0 0 0 3. Approve Employee Stock Purchase Plan. 0 0 0 0 0 0 4. Ratification of the Selection of Deloitte & 0 0 0 Touche LLP as our Independent Auditor for 0 0 0 Fiscal Year 2022. 0 0 0 The Board recommends you vote AGAINST the For Against Abstain following proposal(s):5 through 9 0 0 0 5. Shareholder Proposal—Report on median pay 0 0 0 gaps across race and gender. 0 0 0 6. Shareholder Proposal—Report on effectiveness 0 0 0 of workplace sexual harassment policies. 0 0 0 7. Shareholder Proposal—Prohibition on sales of 0 0 0 facial recognition technology to all government 0 0 0 entities. 0 0 0 8. Shareholder Proposal—Report on implementation 0 0 0 of the Fair Chance Business Pledge. 0 0 0 9. Shareholder Proposal—Report on how lobbying 0 0 0 activities align with company policies. 0 0 0 ‘NOTE’ Such other business as may properly come before the meeting or any adjournment thereof. HOUSEHOLDING ELECTION- Please indicate if you consent to receive certain future investor cornrnunications in a single package per household. 1472 0797 1133 0441 11/30/21 123,456,789,012.00000 594918104 II!I!IIIIIACCOUNT P62047-01S GS2

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as” Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: • The issuer agrees to have its documents Househeld. • You agree to or do not object to the Householding of your materials. • You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. P62047-01S IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS CHHJ BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS